                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21145
                           --------------------------

                       STREETTRACKS(R) INDEX SHARES FUNDS
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Lincoln Street, Boston, Massachusetts 02111
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                   Ryan Louvar
                       State Street Bank and Trust Company
                               One Lincoln Street
                           Boston, Massachusetts 02111

                     (Name and address of agent for service)

                                    Copy to:
                                 W. John McGuire
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                              Washington, DC 20004


       Registrant's telephone number, including area code: (866) 787-2257



Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

ITEM 1. REPORTS TO SHAREHOLDERS.

streetTRACKS(R)
Index Shares Funds




ANNUAL REPORT

SEPTEMBER 30, 2006

                                 (streetTRACKS annual report)
                       PRESIDENT'S LETTER TO SHAREHOLDERS

Dear Shareholders,

Enclosed is the streetTRACKS Index Shares Funds annual report for the year ended September 30, 2006. This annual report includes discussion about the management of the streetTRACKS Dow Jones STOXX 50 Fund and the streetTRACKS Dow Jones EURO STOXX 50 Fund, as well as performance and financial statements for each portfolio. We hope you find this information helpful.

We are extremely pleased with the continued growth of the streetTRACKS Index Shares exchange traded funds. As of September 30, 2006, assets in the funds totaled more than $305 million. That figure represents a growth in assets of approximately 44% over last year.

On November 14, 2006, we launched two additional streetTRACKS Index Shares Funds that provide exposure to the Japanese economy. The streetTRACKS Russell/Nomura PRIME(TM) Japan ETF (Symbol: JPP) offers broad and cost-effective exposure to the broad Japanese equity market in a single trade. The streetTRACKS Russell/Nomura Japan Small Cap(TM) ETF (Symbol: JSC) is designed to provide cost-effective exposure to the burgeoning small cap segment of the Japanese equity market.

In the future, we anticipate launching additional international exchange traded funds that span developed and emerging economies and offer exposure to many areas of the market that have historically been difficult to access. On behalf of the streetTRACKS Index Shares Funds, I thank you for your continued support. With nearly 300 ETFs on the market, we recognize that you have choices and we appreciate your placing your trust with us. I want to assure you of State Street's commitment to developing ETFs that enable you to achieve your investment goals. You can look forward to State Street remaining at the forefront of ETF development and management for many years to come.

Regards,

(Signature of James Ross)

James Ross
President
streetTRACKS Index Shares Funds

                        (streetTRACKS annual report)
                streetTRACKS DOW JONES STOXX 50 FUND -- OVERVIEW

   The streetTRACKS Dow Jones STOXX 50 Fund (the "Fund") seeks to replicate the total return of the Dow Jones STOXX 50 Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark Index, before expenses, by investing in a portfolio of stocks to replicate the Index.

   The Fund's performance for the year ended September 30, 2006, was 17.40% versus the Index return of 17.67%. Performance was particularly strong during January to March 2006, when the Index posted almost half of its gain for the year, rising 8.27%. Returns were buoyed by improving economic conditions, rising business confidence in Germany and a stronger Euro. Throughout the period, the economic outlook improved, and in the latter part, falling energy prices helped boost markets and reduce inflation concerns. The European Central Bank raised short term interest rates steadily during the period and kept a hawkish eye on inflation, but markets overlooked the increased rates as the economic picture continued to brighten. The European Markets topped U.S. equity returns. The S&P 500 posted a solid 10.79% gain for the twelve month's ended September 30, 2006, but was well below the Dow Jones EURO STOXX 50 Index gain of 22.43%, and the Dow Jones STOXX 50 Index gain of 17.67%.

   The Dow Jones STOXX 50 Fund posted gains in all four quarters during the period. Returns were led by financial companies. This sector represented over 40% of the index at the end of September. This weighting, coupled with strong returns led to a contribution of roughly 60% of the total return. Virtually all of the financials in the index posted strong gains, but notable performers were UBS AG, ING Groep NV, BNP Paribas SA, AXA, Fortis and Societe Generale. Financial companies were led by an increase in merger and acquisition activity and strong financial markets, which boosted bottom lines.

   Telecommunication stocks suffered during the period. France Telecom SA declined significantly, largely due to disappointing results. These results and competitive pressure in the wireless market led to declines at Deutsche Telekom AG, Vodafone Group and Telecom Italia SPA, which was deleted from the index in September 2006.

   The Dow Jones STOXX 50 Fund consisted of 50 companies as of September 30,
   2006.

                        (streetTRACKS annual report)
          streetTRACKS DOW JONES STOXX 50 FUND -- PERFORMANCE SUMMARY

   The following Performance chart is provided to compare the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

   An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

   PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SSGAFUNDS.COM FOR MOST RECENT MONTH-END PERFORMANCE. Total returns are historical and include changes in share value and reinvestment of dividends and capital gains, if any. Cumulative total returns are reported as of the period indicated. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

   PERFORMANCE AS OF SEPTEMBER 30, 2006

    ---------------------------------------------------------------------------------------------------------------------
                                                                     CUMULATIVE TOTAL RETURN
                                        ---------------------------------------------------------------------------------
                                             NET ASSET              MARKET               DOW JONES STOXX 50 INDEX
                                               VALUE                VALUE             (Broad-Based Comparative Index)
    ------------------------------------------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/06                  17.40%               17.80%                        17.67%
    ------------------------------------------------------------------------------------------------------------------
       THREE YEARS ENDED 9/30/06               74.36%               74.38%                        75.72%
    ------------------------------------------------------------------------------------------------------------------
       SINCE INCEPTION OF TRADING (1)          96.82%               92.49%                        98.25%
    ------------------------------------------------------------------------------------------------------------------

   (1) For the period October 21, 2002 (commencement of trading) to September 30, 2006.

    ---------------------------------------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL TOTAL RETURN
                                        ---------------------------------------------------------------------------------
                                             NET ASSET              MARKET               DOW JONES STOXX 50 INDEX
                                               VALUE                VALUE             (Broad-Based Comparative Index)
    ------------------------------------------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/06                  17.40%               17.80%                        17.67%
    ------------------------------------------------------------------------------------------------------------------
       THREE YEARS ENDED 9/30/06               20.36%               20.37%                        20.67%
    ------------------------------------------------------------------------------------------------------------------
       SINCE INCEPTION OF TRADING (1)          18.74%               18.07%                        18.96%
    ------------------------------------------------------------------------------------------------------------------

   (1) For the period October 21, 2002 (commencement of trading) to September 30, 2006.

                        (streetTRACKS annual report)
    streetTRACKS DOW JONES STOXX 50 FUND -- PERFORMANCE SUMMARY (CONTINUED)

       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT streetTRACKS DOW JONES STOXX 50 FUND (BASED ON NET ASSET VALUE)

(LINE GRAPH)

                                                                   STREETTRACKS DOW JONES         DOW JONES STOXX 50 INDEX - US
                                                                       STOXX 50 FUND                    DOLLAR DENOMINATED
                                                                   ----------------------         -----------------------------
10/15/02                                                                   10000                              10000
12/31/02                                                                   10059                               9978
3/31/03                                                                     9129                               9132
6/30/03                                                                    11098                              11096
9/30/03                                                                    11279                              11287
12/31/03                                                                   13631                              13660
3/31/04                                                                    13384                              13423
6/30/04                                                                    13523                              13552
9/30/04                                                                    13776                              13815
12/31/04                                                                   15710                              15814
3/31/05                                                                    15626                              15695
6/30/05                                                                    15612                              15683
9/30/05                                                                    16751                              16856
12/31/05                                                                   16872                              16996
3/31/06                                                                    18242                              18399
6/30/06                                                                    18818                              18954
9/30/06                                                                    19666                              19835

                        (streetTRACKS annual report)
           streetTRACKS DOW JONES STOXX 50 FUND -- PORTFOLIO SUMMARY

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2006

    -----------------------------------------------------------------------------------------------------
       DESCRIPTION                   HSBC
                                     HOLDINGS
                          BP PLC     PLC          GLAXOSMITHKLINE   TOTAL SA    NESTLE SA
                                                  PLC
    -----------------------------------------------------------------------------------------------------
       MARKET VALUE                  3,726,544    2,818,601      2,617,779      2,469,722
                          $3,806,353
    -----------------------------------------------------------------------------------------------------
       % OF
       NET ASSETS         5.4%       5.2          4.0            3.7            3.5
    -----------------------------------------------------------------------------------------------------

   INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2006*
(PIE CHART IN %)

Automobiles & Parts                                                               1.2
Banks                                                                            32.7
Basic Resources                                                                   3.9
Chemicals                                                                         1.0
Food & Beverages                                                                  5.8
Health Care                                                                      12.8
Industrial Goods & Services                                                       1.8
Insurance                                                                         7.6
Oil & Gas                                                                        14.0
Personal & Household Goods                                                        1.0
Retail                                                                            2.3
Technology                                                                        4.4
Telecommunications                                                                8.2
Utilities                                                                         3.3

   * The Fund's industry breakdown is expressed as a percentage of total investments and may change over time.

                        (streetTRACKS annual report)
             streetTRACKS DOW JONES EURO STOXX 50 FUND -- OVERVIEW

   The streetTRACKS Dow Jones EURO STOXX 50 Fund (the "Fund") seeks to replicate the total return of the Dow Jones EURO STOXX 50 Index (the "Index"). To accomplish this, the Fund utilizes a "passive" or indexing approach and attempts to approximate the investment performance of its benchmark Index, before expenses, by investing in a portfolio of stocks to replicate the Index.

   The Fund's performance for the year ended September 30, 2006, was 22.48% versus the Index return of 22.43%. Performance was particularly strong during January to March 2006, when the Index rose 10.72%, as returns were buoyed by improving economic conditions, rising business confidence in Germany and a stronger Euro. Throughout the period, the economic outlook improved, and in the latter part , falling energy prices helped boost markets and reduce inflation concerns. The European Central Bank raised short term interest rates steadily during the period and kept a hawkish eye on inflation, but markets overlooked the increased rates as the economic picture continued to brighten. The European Markets topped US equity returns. The S&P 500 posted a solid 10.79% gain for the twelve months ended September 30, 2006, but was well below the Dow Jones EURO STOXX 50 Index gain of 22.43%, and the Dow Jones STOXX 50 Index gain of 17.67%.

   This period's strong returns mark the third consecutive index gain of 20% or more, and fourth consecutive gain of 15% or more. The returns were led by financial stocks. Top contributors to the return were ING Groep NV and BNP Paribas SA. Other notable performers were AXA and Banco Bilbao Vizcaya Argentina SA. Financials were aided by an increase in merger and acquisition activity. Utilities also performed well as takeover interest helped to raise prices. Telecommunication stocks suffered during the period. France Telecom SA fell, largely due to disappointing results. This also dragged on Deutsche Telekom AG and Telecom Italia SPA.

   The Dow Jones EURO STOXX 50 Fund consisted of 50 companies as of September 30, 2006.

                        (streetTRACKS annual report)
        streetTRACKS DOW JONES EURO STOXX 50 FUND -- PERFORMANCE SUMMARY

   The following Performance chart is provided to compare the Fund's total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

   An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund's performance is negatively impacted by these deductions.

   PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO YOU MAY HAVE A GAIN OR LOSS WHEN SHARES ARE SOLD. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT QUOTED. VISIT WWW.SSGAFUNDS.COM FOR MOST RECENT MONTH-END PERFORMANCE. Total returns are historical and include changes in share value and reinvestment of dividends and capital gains, if any. Cumulative total returns are reported as of the period indicated. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

   PERFORMANCE AS OF SEPTEMBER 30, 2006

    -----------------------------------------------------------------------------------------------------------------------------
                                                                     CUMULATIVE TOTAL RETURN
                                        ---------------------------------------------------------------------------------
                                             NET ASSET              MARKET
                                               VALUE                VALUE              DOW JONES EURO STOXX 50 INDEX
    ------------------------------------------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/06                  22.48%               22.91%                         22.43%
    ------------------------------------------------------------------------------------------------------------------
       THREE YEARS ENDED 9/30/06               89.90%               90.02%                         90.06%
    ------------------------------------------------------------------------------------------------------------------
       SINCE INCEPTION OF TRADING (1)         118.96%              114.57%                        118.71%
    ------------------------------------------------------------------------------------------------------------------

   (1) For the period October 21, 2002 (commencement of trading) to September 30, 2006.

    -----------------------------------------------------------------------------------------------------------------------------
                                                                   AVERAGE ANNUAL TOTAL RETURN
                                        ---------------------------------------------------------------------------------
                                             NET ASSET              MARKET
                                               VALUE                VALUE              DOW JONES EURO STOXX 50 INDEX
    -----------------------------------------------------------------------------------------------------------------------------
       ONE YEAR ENDED 9/30/06                  22.48%               22.91%                        22.43%
    -----------------------------------------------------------------------------------------------------------------------------
       THREE YEARS ENDED 9/30/06               23.84%               23.86%                        23.87%
    ------------------------------------------------------------------------------------------------------------------
       SINCE INCEPTION OF TRADING (1)          21.99%               21.37%                        21.96%
    ------------------------------------------------------------------------------------------------------------------

   (1) For the period October 21, 2002 (commencement of trading) to September 30, 2006.

                        (streetTRACKS annual report)
  streetTRACKS DOW JONES EURO STOXX 50 FUND -- PERFORMANCE SUMMARY (CONTINUED)

       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT streetTRACKS DOW JONES EURO STOXX 50 FUND (BASED ON NET ASSET VALUE)

(LINE GRAPH)

                                                                STREETTRACKS DOW JONES EURO          DOW JONES EURO STOXX 50
                                                                       STOXX 50 FUND              INDEX - US DOLLAR DENOMINATED
                                                                ---------------------------       -----------------------------
10/15/02                                                                   10000                              10000
12/31/02                                                                   10343                              10283
3/31/03                                                                     9148                               9156
6/30/03                                                                    11657                              11641
9/30/03                                                                    11746                              11732
12/31/03                                                                   14658                              14656
3/31/04                                                                    14443                              14452
6/30/04                                                                    14685                              14664
9/30/04                                                                    14590                              14562
12/31/04                                                                   17299                              17325
3/31/05                                                                    17161                              17147
6/30/05                                                                    16958                              16927
9/30/05                                                                    18211                              18211
12/31/05                                                                   18626                              18636
3/31/06                                                                    20603                              20633
6/30/06                                                                    21027                              21004
9/30/06                                                                    22306                              22297

                        (streetTRACKS annual report)
         streetTRACKS DOW JONES EURO STOXX 50 FUND -- PORTFOLIO SUMMARY

   TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2006

    -----------------------------------------------------------------------------------------------------------------------
       DESCRIPTION                         BANCO SANTANDER                           SANOFI-        ING GROEP
                          TOTAL SA         CENTRAL HISPANO SA     BNP PARIBAS SA     AVENTIS        NV
    -----------------------------------------------------------------------------------------------------------------------
      MARKET VALUE        $13,666,824      9,143,096              8,727,999          8,515,003      8,500,747
    -----------------------------------------------------------------------------------------------------------------------
       % OF
       NET ASSETS         5.8%             3.9                    3.7                3.6            3.6
    -----------------------------------------------------------------------------------------------------------------------

   INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2006*
(PIE CHART IN %)

                                                                                                  INDUSTRIAL
                                     SHORT                                   FOOD                   GOODS
AUTOMOBILES                          TERM                   CONSTRUCTION       &        HEALTH        &
& PARTS                 BANKS     INVESTMENTS   CHEMICALS    MATERIALS     BEVERAGES     CARE      SERVICES    INSURANCE    MEDIA
-----------             -----     -----------   ---------   ------------   ---------    ------    ----------   ---------    -----
2.6                      25.2         5.7          3.9           1.7          2.8        3.4          2.7        12.3        1.5

                                  PERSONAL
                                      &
AUTOMOBILES             OIL &     HOUSEHOLD
& PARTS                  GAS        GOODS      RETAIL    TECHNOLOGY   TELECOMMUNICATIONS   UTILITIES
-----------             -----     ---------    ------    ----------   ------------------   ---------
2.6                      9.4         3.6         2           5.3              7.3            10.6

   * The Fund's industry breakdown is expressed as a percentage of total investments may change over time.

STREETTRACKS DOW JONES STOXX 50 FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
COMMON STOCKS -- 99.7%
FINLAND -- 2.0%
TECHNOLOGY -- 2.0%
Nokia Oyj...........................      72,705   $ 1,442,271
                                                   -----------
FRANCE -- 12.6%
BANKS -- 4.1%
BNP Paribas SA......................      15,548     1,671,157
Societe Generale....................       7,719     1,227,144
                                                   -----------
                                                     2,898,301
                                                   -----------
INSURANCE -- 1.6%
AXA.................................      31,690     1,167,367
                                                   -----------
OIL & GAS -- 3.7%
Total SA............................      39,933     2,617,779
                                                   -----------
RETAIL -- 0.9%
Carrefour SA........................      10,887       687,211
                                                   -----------
TELECOMMUNICATIONS -- 1.0%
France Telecom SA...................      31,202       715,405
                                                   -----------
UTILITIES -- 1.3%
Suez SA.............................      20,768       912,356
                                                   -----------
TOTAL FRANCE........................                 8,998,419
                                                   -----------
GERMANY -- 11.6%
AUTOMOBILES & PARTS -- 1.2%
DaimlerChrysler AG..................      16,848       841,096
                                                   -----------
BANKS -- 1.6%
Deutsche Bank AG....................       9,224     1,111,897
                                                   -----------
CHEMICALS -- 1.0%
BASF AG.............................       8,943       715,397
                                                   -----------
INDUSTRIAL GOODS & SERVICES -- 1.8%
Siemens AG..........................      14,859     1,294,997
                                                   -----------
INSURANCE -- 1.7%
Allianz AG..........................       7,210     1,246,508
                                                   -----------
TECHNOLOGY -- 1.1%
SAP AG..............................       3,907       774,053
                                                   -----------
TELECOMMUNICATIONS -- 1.2%
Deutsche Telekom AG.................      54,008       857,919
                                                   -----------
UTILITIES -- 2.0%
E.ON AG.............................      12,261     1,451,896
                                                   -----------
TOTAL GERMANY.......................                 8,293,763
                                                   -----------
ITALY -- 5.0%
BANKS -- 2.2%
UniCredito Italiano SpA.............     184,537     1,529,973
                                                   -----------
INSURANCE -- 1.0%
Assicurazioni Generali SpA..........      19,584       731,837
                                                   -----------
OIL & GAS -- 1.8%
Eni SpA.............................      43,786     1,296,238
                                                   -----------
TOTAL ITALY.........................                 3,558,048
                                                   -----------
NETHERLANDS -- 7.1%
BANKS -- 2.7%
ABN AMRO Holding NV.................      33,913       988,063
Fortis..............................      23,106       936,625
                                                   -----------
                                                     1,924,688
                                                   -----------

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
FOOD & BEVERAGES -- 1.1%
Unilever NV.........................      30,450   $   748,307
                                                   -----------
INSURANCE -- 2.3%
ING Groep NV........................      37,039     1,627,625
                                                   -----------
PERSONAL & HOUSEHOLD GOODS -- 1.0%
Koninklijke (Royal) Philips
  Electronics NV....................      21,209       743,396
                                                   -----------
TOTAL NETHERLANDS...................                 5,044,016
                                                   -----------
SPAIN -- 6.3%
BANKS -- 4.4%
Banco Bilbao Vizcaya Argentaria
  SA................................      60,214     1,392,038
Banco Santander Central Hispano
  SA................................     110,830     1,750,712
                                                   -----------
                                                     3,142,750
                                                   -----------
TELECOMMUNICATIONS -- 1.9%
Telefonica SA.......................      76,859     1,330,926
                                                   -----------
TOTAL SPAIN.........................                 4,473,676
                                                   -----------
SWEDEN -- 1.3%
TECHNOLOGY -- 1.3%
Telefonaktiebolaget LM Ericsson
  (Class B).........................     263,234       912,342
                                                   -----------
SWITZERLAND -- 14.3%
BANKS -- 4.4%
Credit Suisse Group.................      19,638     1,133,067
UBS AG..............................      33,870     2,020,396
                                                   -----------
                                                     3,153,463
                                                   -----------
FOOD & BEVERAGES -- 3.5%
Nestle SA...........................       7,103     2,469,722
                                                   -----------
HEALTH CARE -- 6.4%
Novartis AG.........................      41,252     2,401,528
Roche Holding AG....................      12,452     2,146,914
                                                   -----------
                                                     4,548,442
                                                   -----------
TOTAL SWITZERLAND...................                10,171,627
                                                   -----------
UNITED KINGDOM -- 39.5%
BANKS -- 13.3%
Barclays PLC........................     115,320     1,451,877
HBOS PLC............................      67,552     1,333,763
HSBC Holdings PLC...................     204,719     3,726,544
Lloyds TSB Group PLC................      99,981     1,007,568
Royal Bank of Scotland Group PLC....      56,337     1,935,267
                                                   -----------
                                                     9,455,019
                                                   -----------
BASIC RESOURCES -- 3.9%
Anglo American Capital PLC..........      26,954     1,124,288
BHP Billiton PLC....................      43,495       749,093
Rio Tinto PLC.......................      19,040       898,747
                                                   -----------
                                                     2,772,128
                                                   -----------
FOOD & BEVERAGES -- 1.2%
Diageo PLC..........................      49,298       868,834
                                                   -----------
HEALTH CARE -- 6.4%
AstraZeneca PLC.....................      27,569     1,718,988
GlaxoSmithKline PLC.................     106,113     2,818,601
                                                   -----------
                                                     4,537,589
                                                   -----------

See accompanying notes to financial statements.

STREETTRACKS DOW JONES STOXX 50 FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
INSURANCE -- 0.9%
Aviva PLC...........................      42,664   $   624,006
                                                   -----------
OIL & GAS -- 8.4%
BP PLC..............................     350,123     3,806,353
Royal Dutch Shell PLC (Class A).....      66,436     2,185,577
                                                   -----------
                                                     5,991,930
                                                   -----------
RETAIL -- 1.3%
Tesco PLC...........................     141,554       951,897
                                                   -----------
TELECOMMUNICATIONS -- 4.1%
BT Group PLC........................     153,404       767,957
Vodafone Group......................     933,015     2,130,605
                                                   -----------
                                                     2,898,562
                                                   -----------
TOTAL UNITED KINGDOM................                28,099,965
                                                   -----------
TOTAL COMMON STOCKS  -- (Cost
  $60,630,574)......................                70,994,127
                                                   -----------


SECURITY DESCRIPTION                    SHARES        VALUE
--------------------                    ------        -----
SHORT TERM INVESTMENTS -- 0.0%(A)
UNITED STATES -- 0.0%(A)
MONEY MARKET FUND -- 0.0%(A)
AIM Short Term Investment Class
  Prime Fund (Cost $917)............         917   $       917
                                                   -----------
TOTAL INVESTMENTS -- 99.7%
  (Cost $60,631,491)................                70,995,044
OTHER ASSETS AND
  LIABILITIES -- 0.3%...............                   180,258
                                                   -----------
NET ASSETS -- 100.0%................               $71,175,302
                                                   ===========

(a) Amount represents less than 0.05% of net assets.

See accompanying notes to financial statements.

STREETTRACKS DOW JONES EURO STOXX 50 FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                   SHARES        VALUE
--------------------                   ------        -----
COMMON STOCKS -- 100.1%
FINLAND -- 3.2%
TECHNOLOGY -- 3.2%
Nokia Oyj...........................    378,924   $  7,516,828
                                                  ------------
FRANCE -- 34.4%
AUTOMOBILES & PARTS -- 0.9%
Renault SA..........................     18,294      2,096,081
                                                  ------------
BANKS -- 7.6%
BNP Paribas SA......................     81,203      8,727,999
Credit Agricole SA..................     62,469      2,741,153
Societe Generale....................     40,230      6,395,648
                                                  ------------
                                                    17,864,800
                                                  ------------
CHEMICALS -- 1.0%
L'Air Liquide SA....................     11,102      2,262,810
                                                  ------------
CONSTRUCTION MATERIALS -- 1.8%
Compagnie de Saint-Gobain...........     32,453      2,351,482
Lafarge SA..........................     14,584      1,880,681
                                                  ------------
                                                     4,232,163
                                                  ------------
FOOD & BEVERAGES -- 1.4%
Groupe Danone.......................     22,451      3,148,285
                                                  ------------
HEALTH CARE -- 3.6%
Sanofi-Aventis......................     95,754      8,515,003
                                                  ------------
INSURANCE -- 2.6%
AXA.................................    165,152      6,083,717
                                                  ------------
MEDIA -- 1.7%
Vivendi Universal SA................    106,886      3,849,359
                                                  ------------
OIL & GAS -- 5.9%
Total SA............................    208,481     13,666,824
                                                  ------------
PERSONAL & HOUSEHOLD GOODS -- 2.1%
L'Oreal SA..........................     25,392      2,576,441
LVMH Moet Hennessy Louis Vuitton
  SA(a).............................     23,636      2,432,698
                                                  ------------
                                                     5,009,139
                                                  ------------
RETAIL -- 1.5%
Carrefour SA........................     56,736      3,581,297
                                                  ------------
TECHNOLOGY -- 0.7%
Alcatel SA *........................    131,651      1,605,984
                                                  ------------
TELECOMMUNICATIONS -- 1.6%
France Telecom SA...................    162,609      3,728,326
                                                  ------------
UTILITIES -- 2.0%
Suez SA.............................    108,234      4,754,815
                                                  ------------
TOTAL FRANCE........................                80,398,603
                                                  ------------
GERMANY -- 23.0%
AUTOMOBILES & PARTS -- 1.9%
DaimlerChrysler AG..................     87,802      4,383,304
                                                  ------------
BANKS -- 2.5%
Deutsche Bank AG....................     47,868      5,770,195
                                                  ------------
CHEMICALS -- 3.1%
BASF AG.............................     46,604      3,728,098
Bayer AG............................     70,737      3,602,164
                                                  ------------
                                                     7,330,262
                                                  ------------

SECURITY DESCRIPTION                   SHARES        VALUE
--------------------                   ------        -----
INDUSTRIAL GOODS & SERVICES -- 2.9%
Siemens AG..........................     77,436   $  6,748,731
                                                  ------------
INSURANCE -- 4.1%
Allianz AG..........................     37,577      6,496,537
Muenchener Rueckversicherungs-
  Gesellschaft AG...................     19,250      3,041,044
                                                  ------------
                                                     9,537,581
                                                  ------------
TECHNOLOGY -- 1.7%
SAP AG..............................     20,361      4,033,914
                                                  ------------
TELECOMMUNICATIONS -- 1.9%
Deutsche Telekom AG.................    281,467      4,471,115
                                                  ------------
UTILITIES -- 4.9%
E.ON AG.............................     64,042      7,583,582
RWE AG..............................     43,435      4,002,797
                                                  ------------
                                                    11,586,379
                                                  ------------
TOTAL GERMANY.......................                53,861,481
                                                  ------------
IRELAND -- 1.0%
BANKS -- 1.0%
Allied Irish Banks PLC..............     84,642      2,251,625
                                                  ------------
ITALY -- 11.6%
BANKS -- 4.4%
SanPaolo IMI SpA....................    103,437      2,181,629
UniCredito Italiano SpA.............    963,889      7,991,484
                                                  ------------
                                                    10,173,113
                                                  ------------
INSURANCE -- 1.6%
Assicurazioni Generali SpA(a).......    102,065      3,814,079
                                                  ------------
OIL & GAS -- 2.9%
Eni SpA.............................    228,190      6,755,323
                                                  ------------
TELECOMMUNICATIONS -- 1.2%
Telecom Italia SpA..................  1,015,430      2,881,302
                                                  ------------
UTILITIES -- 1.5%
Enel SpA............................    387,091      3,528,049
                                                  ------------
TOTAL ITALY.........................                27,151,866
                                                  ------------
NETHERLANDS -- 13.0%
BANKS -- 4.3%
ABN AMRO Holding NV.................    176,738      5,149,304
Fortis(a)...........................    120,415      4,881,141
                                                  ------------
                                                    10,030,445
                                                  ------------
FOOD & BEVERAGES -- 1.7%
Unilever NV.........................    158,691      3,899,822
                                                  ------------
INSURANCE -- 4.7%
Aegon NV............................    133,211      2,495,738
ING Groep NV........................    193,447      8,500,747
                                                  ------------
                                                    10,996,485
                                                  ------------
PERSONAL & HOUSEHOLD GOODS -- 1.7%
Koninklijke (Royal) Philips
  Electronics NV....................    110,531      3,874,218
                                                  ------------
RETAIL -- 0.6%
Koninklijke Ahold NV *..............    143,319      1,521,383
                                                  ------------
TOTAL NETHERLANDS...................                30,322,353
                                                  ------------

See accompanying notes to financial statements.

STREETTRACKS DOW JONES EURO STOXX 50 FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                   SHARES        VALUE
--------------------                   ------        -----
SPAIN -- 13.9%
BANKS -- 7.0%
Banco Bilbao Vizcaya Argentaria
  SA................................    313,810   $  7,254,716
Banco Santander Central Hispano
  SA................................    578,810      9,143,096
                                                  ------------
                                                    16,397,812
                                                  ------------
OIL & GAS -- 1.2%
Repsol YPF SA.......................     95,412      2,836,657
                                                  ------------
TELECOMMUNICATIONS -- 3.0%
Telefonica SA(a)....................    400,551      6,936,128
                                                  ------------
UTILITIES -- 2.7%
Endesa SA...........................     73,203      3,111,087
Iberdrola SA........................     74,699      3,340,260
                                                  ------------
                                                     6,451,347
                                                  ------------
TOTAL SPAIN.........................                32,621,944
                                                  ------------
TOTAL COMMON STOCKS  -- (Cost
  $212,301,005).....................               234,124,700
                                                  ------------


SECURITY DESCRIPTION                   SHARES        VALUE
--------------------                   ------        -----
SHORT TERM INVESTMENTS -- 6.1%
UNITED STATES -- 6.1%
MONEY MARKET FUND -- 6.1%
AIM Short Term Investment Class
  Prime Fund (Cost $833)............        833   $        833
UBS Private Money Market Fund, LLC
  (Cost $14,257,795)(b).............  14,257,795    14,257,795
                                                  ------------
TOTAL SHORT TERM INVESTMENTS  --
  (Cost $14,258,628)................                14,258,628
                                                  ------------
TOTAL INVESTMENTS -- 106.2% (Cost
  $226,559,633).....................               248,383,328
                                                  ------------
OTHER ASSETS AND
  LIABILITIES -- (6.2)%.............               (14,518,497)
                                                  ------------
NET ASSETS -- 100.0%................              $233,864,831
                                                  ============

*   Non-income producing security
(a) Security, or portion there of, was on loan at September 30, 2006.
(b) Investments of cash collateral for securities loaned.

See accompanying notes to financial statements.

STREETTRACKS INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                              STREETTRACKS    STREETTRACKS
                                                                DOW JONES       DOW JONES
                                                                STOXX 50      EURO STOXX 50
                                                                  FUND            FUND
                                                              -------------   -------------
ASSETS
  Investments in securities at value (cost -- $60,631,491
    and $212,301,838, respectively)*........................  $ 70,995,044    $234,125,533
  Investments of cash collateral received for securities
    loaned, at value (cost -- $0 and $14,257,795,
    respectively)...........................................            --      14,257,795
                                                              -------------   ------------
  Total investments.........................................    70,995,044     248,383,328
  Cash......................................................            --           1,707
  Foreign currency, at value (cost -- $113,995 and $73,751,
    respectively)...........................................       112,751          73,253
  Receivable for investments sold...........................            --         408,291
  Receivable for streetTRACKS sold in kind..................            --         300,221
  Dividends receivable......................................       110,709         244,555
                                                              -------------   ------------
         TOTAL ASSETS.......................................    71,218,504     249,411,355
                                                              -------------   ------------
LIABILITIES
  Cash collateral for securities loaned.....................            --      14,257,795
  Payable for investments purchased.........................        15,564       1,168,799
  Accrued advisory fee......................................        25,065         108,272
  Accrued trustees fees.....................................         2,573          11,658
                                                              -------------   ------------
         TOTAL LIABILITIES..................................        43,202      15,546,524
                                                              -------------   ------------
         NET ASSETS.........................................  $ 71,175,302    $233,864,831
                                                              =============   ============
NET ASSETS REPRESENTED BY:
  Paid in capital...........................................  $ 60,917,344    $212,458,284
  Accumulated net realized gain (loss) on investments and
    foreign currency transactions...........................      (103,450)       (415,352)
  Net unrealized appreciation (depreciation) on investments
    and foreign currency....................................    10,361,408      21,821,899
                                                              -------------   ------------
         NET ASSETS.........................................  $ 71,175,302    $233,864,831
                                                              =============   ============
NET ASSETS VALUE PER SHARE
  Net asset value per share.................................  $      44.48    $      49.23
                                                              =============   ============
  Shares outstanding (unlimited amount authorized, $0.01 par
    value)..................................................     1,600,082       4,750,133
                                                              =============   ============

* Includes $0 and $13,563,593, respectively, of investments in securities on loan, at value.

See accompanying notes to financial statements.

STREETTRACKS INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                              STREETTRACKS   STREETTRACKS
                                                               DOW JONES       DOW JONES
                                                                STOXX 50     EURO STOXX 50
                                                                  FUND           FUND
                                                              ------------   -------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes, $98,996 and
    $980,001, respectively).................................   $1,239,139     $ 5,760,741
  Securities lending -- net.................................       12,333         212,862
                                                               ----------     -----------
  TOTAL INVESTMENT INCOME...................................    1,251,472       5,973,603
                                                               ----------     -----------
EXPENSES:
  Advisory fee..............................................      104,897         533,758
  Trustees fees and expenses................................        9,050          47,344
  Miscellaneous expense.....................................        3,906          16,344
                                                               ----------     -----------
  TOTAL EXPENSES............................................      117,853         597,446
                                                               ----------     -----------
  NET INVESTMENT INCOME.....................................    1,133,619       5,376,157
                                                               ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      201,333      12,944,464
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency........................    3,961,363      16,938,792
                                                               ----------     -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
       AND FOREIGN CURRENCY.................................    4,162,696      29,883,256
                                                               ----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $5,296,315     $35,259,413
                                                               ==========     ===========

See accompanying notes to financial statements.

STREETTRACKS INDEX SHARES FUNDS
STATEMENTS OF CHANGE IN NET ASSETS
--------------------------------------------------------------------------------

                                                             STREETTRACKS DOW JONES          STREETTRACKS DOW JONES
                                                                  STOXX 50 FUND                EURO STOXX 50 FUND
                                                          -----------------------------   -----------------------------
                                                             FOR THE         FOR THE         FOR THE         FOR THE
                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                          SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                              2006            2005            2006            2005
                                                          -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income.................................   $ 1,133,619     $   804,041    $  5,376,157    $   3,819,424
  Net realized gain (loss) on investments and foreign
    currency transactions...............................       201,333         174,316      12,944,464       34,046,899
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currency.................     3,961,363       4,562,075      16,938,792      (10,072,382)
                                                           -----------     -----------    -------------   -------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS..........................................     5,296,315       5,540,432      35,259,413       27,793,941
                                                           -----------     -----------    -------------   -------------
  Undistributed (distributions in excess of) net
    investment income included in price of shares issued
    and redeemed........................................       332,179             138        (326,888)          67,904
                                                           -----------     -----------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................................    (1,464,954)       (796,093)     (4,859,299)      (3,960,144)
  Net realized gains....................................      (117,419)             --              --               --
                                                           -----------     -----------    -------------   -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS...................    (1,582,373)       (796,093)     (4,859,299)      (3,960,144)
                                                           -----------     -----------    -------------   -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares..................    35,679,112       1,805,862     213,560,512      181,521,597
  Net proceeds from dividend reinvestment shares
    issued..............................................         2,647             702           4,501            1,227
  Cost of shares redeemed...............................            --              --    (189,461,023)    (119,061,998)
                                                           -----------     -----------    -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
  INTEREST TRANSACTIONS.................................    35,681,759       1,806,564      24,103,990       62,460,826
                                                           -----------     -----------    -------------   -------------
  Net increase in net assets during period..............    39,727,880       6,551,041      54,177,216       86,362,527
  Net assets at beginning of period.....................    31,447,422      24,896,381     179,687,615       93,325,088
                                                           -----------     -----------    -------------   -------------
NET ASSETS AT END OF PERIOD (1).........................   $71,175,302     $31,447,422    $233,864,831    $ 179,687,615
                                                           ===========     ===========    =============   =============
SHARES OF BENEFICIAL INTEREST:
  Shares sold...........................................       800,000          50,000       4,900,000        4,550,000
  Shares issued to shareholders from reinvestment of
    distributions.......................................            63              19             101               32
  Shares redeemed.......................................            --              --      (4,500,000)      (2,950,000)
                                                           -----------     -----------    -------------   -------------
NET INCREASE (DECREASE).................................       800,063          50,019         400,101        1,600,032
                                                           ===========     ===========    =============   =============
(1) Including distributions in excess of net investment
  income:...............................................   $        --     $   (61,610)   $         --    $    (700,644)
                                                           ===========     ===========    =============   =============

See accompanying notes to financial statements.

STREETTRACKS INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A STREETTRACKS SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:
--------------------------------------------------------------------------------

                                                                          STREETTRACKS DOW JONES
                                                                               STOXX 50 FUND
                                                       -------------------------------------------------------------
                                                          FOR THE         FOR THE         FOR THE         FOR THE
                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                       SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                           2006            2005            2004+           2003*
                                                       -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD.................     $ 39.31         $ 33.20         $ 27.89         $25.34(4)
                                                          -------         -------         -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................        1.30(6)         1.01            0.99           1.20
Net realized and unrealized gain.....................        5.05            6.10            5.16           2.50
                                                          -------         -------         -------         ------
Total from investment operations.....................        6.35            7.11            6.15           3.70
                                                          -------         -------         -------         ------
Undistributed (distributions in excess of) net
  investment income included in price of shares
  issued and redeemed................................        0.38            0.00(5)         0.01          (0.49)
                                                          -------         -------         -------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................       (1.41)          (1.00)          (0.85)         (0.66)
Net realized gains...................................       (0.15)             --              --             --
                                                          -------         -------         -------         ------
Total distributions..................................       (1.56)          (1.00)          (0.85)         (0.66)
                                                          -------         -------         -------         ------
NET ASSET VALUE, END OF PERIOD.......................     $ 44.48         $ 39.31         $ 33.20         $27.89
                                                          =======         =======         =======         ======
TOTAL RETURN (1).....................................       17.40%          21.60%          22.13%         12.79%
Net assets, end of period (in 000's).................     $71,175         $31,447         $24,896         $8,421
Ratio of expenses to average net assets..............        0.33%           0.32%           0.33%          0.35%(2)
Ratio of net investment income to average net
  assets.............................................        3.13%           2.75%           2.98%          2.96%(2)
Portfolio turnover rate (3)..........................          14%              9%              7%             6%

---------------

 * For the period October 15, 2002 (commencement of operations) through September 30, 2003.

(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(2) Annualized

(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.

(4) The beginning net asset value above has been adjusted to reflect a reverse stock split which was effective October 15, 2002, in order to adjust the net asset value per share of the Fund to be approximately 1/100th of the value of its index. The ratio of the reverse stock split for the streetTRACKS Dow Jones STOXX 50 Fund was 1:2.536.

(5) Amount is less than $0.005 per share

(6) Per share numbers have been calculated using average shares outstanding.

 + Effective July 1, 2004, SSgA Funds Management, Inc. succeeded UBS Global Asset Management (US) Inc. as the Fund's Adviser.

See accompanying notes to financial statements.

STREETTRACKS INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A STREETTRACKS SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:
--------------------------------------------------------------------------------

                                                                              STREETTRACKS DOW JONES
                                                                                EURO STOXX 50 FUND
                                                           -------------------------------------------------------------
                                                              FOR THE         FOR THE         FOR THE         FOR THE
                                                            YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                           SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                               2006            2005            2004+           2003*
                                                           -------------   -------------   -------------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD......................   $  41.31        $  33.94         $ 27.97         $ 24.35(4)
                                                             --------        --------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................       1.32(5)         0.94            0.64            0.97
Net realized and unrealized gain..........................       7.92            7.39            6.14            3.59
                                                             --------        --------         -------         -------
Total from investment operations..........................       9.24            8.33            6.78            4.56
                                                             --------        --------         -------         -------
Undistributed (distributions in excess of) net investment
  income included in price of shares issued and
  redeemed................................................      (0.08)           0.02            0.01           (0.30)
                                                             --------        --------         -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................      (1.24)          (0.98)          (0.82)          (0.64)
                                                             --------        --------         -------         -------
NET ASSET VALUE, END OF PERIOD............................   $  49.23        $  41.31         $ 33.94         $ 27.97
                                                             ========        ========         =======         =======
TOTAL RETURN (1)..........................................      22.48%          24.82%          24.21%          17.46%
Net assets, end of period (in 000's)......................   $233,865        $179,688         $93,325         $85,366
Ratio of expenses to average net assets...................       0.33%           0.32%           0.33%           0.35%(2)
Ratio of net investment income to average net assets......       2.92%           2.79%           1.92%           2.78%(2)
Portfolio turnover rate (3)...............................          6%             15%             11%              6%

---------------

 * For the period October 15, 2002 (commencement of operations) through September 30, 2003.

(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(2) Annualized

(3) Portfolio Turnover rate excludes securities received or delivered from processing of creations or redemptions.

(4) The beginning net asset values above have been adjusted to reflect reverse stock splits which were effective October 15, 2002, in order to adjust the net asset value per share of each Fund to be approximately 1/100th of the value of its respective index. The ratio of the reverse stock split for the streetTRACKS Dow Jones EURO STOXX 50 Fund was 1:2.444.

(5) Per share numbers have been calculated using average shares outstanding.

 + Effective July 1, 2004, SSgA Funds Management, Inc. succeeded UBS Global Asset Management (US) Inc. as the Fund's Adviser.

See accompanying notes to financial statements.

STREETTRACKS INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

1.  ORGANIZATION

The streetTRACKS Index Shares Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended, and is an open-end investment management company that was organized as a Massachusetts business trust on February 14, 2002. As of September 30, 2006, the Trust consists of two separate exchange-traded "index funds", (each referred to as a "Fund" and, collectively, as "the Funds") streetTRACKS Dow Jones STOXX 50 Fund and streetTRACKS Dow Jones EURO STOXX 50 Fund, each of which represents a separate series of beneficial interest in the Trust. Each Fund operates as a non-diversified investment company. The investment objective of each fund is to replicate as closely as possible, before expenses, the price and yield of a specified market index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of loss to be remote.

SECURITY VALUATION

The value of each Fund's portfolio securities is based on the securities' last sale price on the market where it is primarily traded when available. If a security's market price is not readily available, the security is valued at its fair value, as determined under procedures established by the Board of Trustees. The procedures require the Trust's Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares. Consistent with the manner in which the Funds' underlying Indexes are valued, portfolio securities are not generally fair valued solely on the basis of movements in the U.S. markets subsequent to the close of trading on the relevant foreign market. Investments in open-end investment companies are valued at their net asset value each business day.

In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

INVESTMENT RISK

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

STREETTRACKS INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of misappropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

EXPENSES

Advisory fees, which are directly identifiable to a specific Fund, are applied to that Fund. Certain fees are allocated in such a manner as deemed equitable, taking into consideration the relative net assets of the Funds.

FEDERAL INCOME TAX

The Funds have qualified and intend to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for income equalization, in-kind transactions, foreign currencies and losses deferred due to wash sales.

At September 30, 2006, the Funds had no capital loss carryforwards.

For the year ended September 30, 2006, the Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

                                                                 NET GAIN
                                                              RECLASS AMOUNT
----------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                           $        --
streetTRACKS Dow Jones EURO STOXX 50 Fund                       13,144,918

The Funds incurred the following losses during the period November 1, 2005 through September 30, 2006 that are deferred for tax purposes until fiscal 2007:

                                                              DEFERRED LOSSES
-----------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                              $    --
streetTRACKS Dow Jones EURO STOXX 50 Fund                          64,809

STREETTRACKS INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

For the year ended September 30, 2006, there were differences between the book basis and the tax basis character of distributions to shareholders due to foreign currency and distribution redesignations.

The tax character of distributions paid during the year ended September 30, 2006, was as follows:

                                                                       LONG-TERM
                                                   ORDINARY INCOME    CAPITAL GAIN
-----------------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                 $1,209,512        $  372,861
streetTRACKS Dow Jones EURO STOXX 50 Fund             4,859,299                --

The tax character of distributions paid during the year ended September 30, 2005, was as follows:

                                                                       LONG-TERM
                                                   ORDINARY INCOME    CAPITAL GAIN
-----------------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                 $  796,093        $       --
streetTRACKS Dow Jones EURO STOXX 50 Fund             3,960,144                --

As of September 30, 2006 the components of distributable earnings on a tax basis were as follows:

                                                                     UNDISTRIBUTED    NET UNREALIZED
                                                    UNDISTRIBUTED      LONG-TERM       APPRECIATION
                                                   ORDINARY INCOME    CAPITAL GAIN    (DEPRECIATION)
----------------------------------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                 $       --        $       --      $10,257,959
streetTRACKS Dow Jones EURO STOXX 50 Fund                    --                --       21,471,354

DISTRIBUTIONS

The Trust declares and distributes dividends from net investment income, if any to its shareholders quarterly. The Trust distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

EQUALIZATION

The Funds follow the accounting practice known as "Equalization" by which a portion of the proceeds from sales and costs of reacquiring streetTRACKS Index Shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of streetTRACKS Index Shares.

OTHER

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on, if any, the financial statements has not yet been determined.

STREETTRACKS INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

3.  FEES AND COMPENSATION PAID TO AFFILIATES AND OTHER RELATED PARTY
    TRANSACTIONS

ADVISORY FEE

Each Fund has entered into an Investment Advisery Agreement with SSgA Funds Management, Inc. (the Trust on behalf of the "Adviser"). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Funds' average daily net assets as shown in the following table:

                                                              ANNUAL RATE
-------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                             0.29%
streetTRACKS Dow Jones EURO STOXX 50 Fund                        0.29%

The Adviser pays the operating expenses of each Fund other than the advisory fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

DISTRIBUTOR

State Street Global Markets, LLC ("the Distributor") acts as the principal underwriter of each Fund pursuant to a principal underwriting contract with the Trust (the "Principal Underwriting Agreement") which requires the Distributor to use its best efforts, consistent with its other businesses, to sell Shares of the Funds. Shares of the Funds are offered continuously. The Distributor may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Shares. Management has not implemented a 12b-1 fee on either of the Funds.

TRUSTEES' FEES

The Trust pays fees and expenses of the Independent Trustees, including Trustee's legal counsel fees. The Trust pays each Independent Trustee an annual fee of $15,000, and a meeting fee of $300 per fund per board meeting attended. An Independent Trustee will receive $500 for each meeting attended via telephone or video conference. The Funds will reimburse the Trustees for any out of pocket expenses related to attending meetings of the Board of Trustees. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The Trustees who are members of the Audit Committee do not receive additional compensation from the Trust as a result of their position on the Audit Committee.

4.  SHAREHOLDER TRANSACTIONS

With the exception of the Trust's dividend reinvestment plan, Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000. Such transactions are only permitted on an in-kind basis, with a separate cash payment, which is (cash component) used to equate the transaction to the net asset value per Share of a Fund on the transaction date. Transaction fees at scheduled amounts ranging from $1,500 to $6,000 per transaction are charged to those persons creating or redeeming Creation Units. Transaction fees are received by the custodian and used to offset the expense of processing orders.

5.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At September 30, 2006, the identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

                                                                          GROSS           GROSS        NET UNREALIZED
                                                        IDENTIFIED      UNREALIZED      UNREALIZED      APPRECIATION
                                                           COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                   $ 60,734,940    $10,327,137     $    67,033      $10,260,104
streetTRACKS Dow Jones EURO STOXX 50 Fund               226,910,177     23,877,990       2,404,839       21,473,151

STREETTRACKS INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

6.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2006, the Trust had in-kind contributions and in-kind redemptions as follows:

                                                              SUBSCRIPTIONS    REDEMPTIONS
-------------------------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                          $ 35,679,112     $         --
streetTRACKS Dow Jones EURO STOXX 50 Fund                      213,560,512      189,461,023

For the year ended September 30, 2006, the Trust had purchases and sales of investment securities as follows:

                                                               PURCHASES        SALES
----------------------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                          $ 5,325,144    $ 5,777,904
streetTRACKS Dow Jones EURO STOXX 50 Fund                      12,522,015     11,616,519

For the year ended September 30, 2006, the Trust did not pay any commissions to an affiliate of the Adviser for Investment Transactions.

7.  INITIAL CAPITALIZATION AND OFFERING OF SHARES

On the commencement of operations for each Fund, October 15, 2002, the Board of Trustees declared reverse stock splits, which were effective on the date of commencement of operations for each Fund. The reverse stock splits were executed in order to align the net asset value per share of each Fund to an established proportion of its benchmark index.

The ratio of the reverse stock splits were as follows:

                                                               RATIO
----------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                          1: 2.536
streetTRACKS Dow Jones EURO STOXX 50 Fund                     1: 2.444

8.  SECURITIES LENDING

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

STREETTRACKS INDEX SHARES FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
STREETTRACKS INDEX SHARES FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of streetTRACKS Index Shares Funds (the "Funds") at September 30, 2006, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2006

STREETTRACKS INDEX SHARES FUNDS
OTHER INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
CLOSING BID/ASK MIDPOINT PRICE VS. NAV

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the closing bid/ask midpoint price for each of the Funds was at a discount or premium to the daily net asset value
(NAV). The following charts are for comparative purposes only and represent the periods noted.
   streetTRACKS DOW JONES STOXX 50 FUND

    -----------------------------------------------------------------------------
                                          Bid/Offer Midpoint Price
                                                  Above NAV
    -----------------------------------------------------------------------------
                                 50 - 99          100 - 199           >200
                              BASIS POINTS      BASIS POINTS      BASIS POINTS
    -----------------------------------------------------------------------------
       2006
       QUARTER ENDING:
       9/30/06                     14                 2                 0
       6/30/06                      6                 2                 2
       3/31/06                      4                 1                 0
    -----------------------------------------------------------------------------
       2005
       QUARTER ENDING:
       12/31/05                     9                 2                 0
       9/30/05                     11                 2                 0
       6/30/05                     14                 9                 1
       3/31/05                      4                 0                 0
    -----------------------------------------------------------------------------
       2004
       QUARTER ENDING:
       12/31/04                    30                 7                 0
       9/30/04                     19                 7                 0
       6/30/04                     19                 3                 0
       3/31/04                     13                 3                 0
    -----------------------------------------------------------------------------
       2003
       QUARTER ENDING:
       12/31/03                    14                 1                 0
       9/30/03                      8                 2                 0
       6/30/03                     13                 2                 0
       3/31/03                     10                10                 1
    -----------------------------------------------------------------------------
       2002
       PERIOD ENDING:
       12/31/02*                    9                 7                 0
    -----------------------------------------------------------------------------

    -----------------------  -----------------------------------------------------
                                           Bid/Offer Midpoint Price
                                                   Below NAV
    -----------------------  -----------------------------------------------------
                                  50 - 99          100 - 199           >200
                               BASIS POINTS      BASIS POINTS      BASIS POINTS
    -----------------------  -----------------------------------------------------
       2006
       QUARTER ENDING:
       9/30/06                       6                 0                 0
       6/30/06                       4                 2                 0
       3/31/06                       1                 0                 0
    -----------------------------------------------------------------------------
       2005
       QUARTER ENDING:
       12/31/05                      3                 2                 2
       9/30/05                       0                 2                 3
       6/30/05                       4                 2                 0
       3/31/05                       5                 3                 6
    -----------------------------------------------------------------------------
       2004
       QUARTER ENDING:
       12/31/04                      1                 0                 1
       9/30/04                       1                 1                 0
       6/30/04                       1                 2                 0
       3/31/04                       6                 2                 0
    -----------------------------------------------------------------------------
       2003
       QUARTER ENDING:
       12/31/03                      2                 0                 0
       9/30/03                       6                 0                 0
       6/30/03                       8                 3                 0
       3/31/03                       6                 2                 0
    -----------------------------------------------------------------------------
       2002
       PERIOD ENDING:
       12/31/02*                     7                 3                 0
    -----------------------------------------------------------------------------

   * Commencement of trading October 21, 2002

STREETTRACKS INDEX SHARES FUNDS
OTHER INFORMATION (CONTINUED)
SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

   streetTRACKS DOW JONES EURO STOXX 50 FUND

    -----------------------------------------------------------------------------
                                          Bid/Offer Midpoint Price
                                                  Above NAV
    -----------------------------------------------------------------------------
                                 50 - 99          100 - 199           >200
                              BASIS POINTS      BASIS POINTS      BASIS POINTS
    -----------------------------------------------------------------------------
       2006
       QUARTER ENDING:
       9/30/06                      8                 2                 0
       6/30/06                     11                 2                 2
       3/31/06                      4                 1                 0
    -----------------------------------------------------------------------------
       2005
       QUARTER ENDING:
       12/31/05                     6                 3                 0
       9/30/05                      7                 2                 0
       6/30/05                      6                 1                 0
       3/31/05                     13                 4                 0
    -----------------------------------------------------------------------------
       2004
       QUARTER ENDING:
       12/31/04                    12                 1                 0
       9/30/04                      8                 4                 0
       6/30/04                     10                 3                 0
       3/31/04                      9                 1                 0
    -----------------------------------------------------------------------------
       2003
       QUARTER ENDING:
       12/31/03                    11                 1                 0
       9/30/03                      8                 1                 0
       6/30/03                      6                 3                 0
       3/31/03                     12                 6                 1
    -----------------------------------------------------------------------------
       2002
       PERIOD ENDING:
       12/31/02*                    5                 7                 1
    -----------------------------------------------------------------------------

    -----------------------  -----------------------------------------------------
                                           Bid/Offer Midpoint Price
                                                   Below NAV
    -----------------------  -----------------------------------------------------
                                  50 - 99          100 - 199           >200
                               BASIS POINTS      BASIS POINTS      BASIS POINTS
    -----------------------  -----------------------------------------------------
       2006
       QUARTER ENDING:
       9/30/06                       5                 3                 0
       6/30/06                       6                 3                 0
       3/31/06                       3                 0                 0
    -----------------------------------------------------------------------------
       2005
       QUARTER ENDING:
       12/31/05                      8                 4                 5
       9/30/05                       6                 1                 4
       6/30/05                      10                 4                 0
       3/31/05                       4                 8                 1
    -----------------------------------------------------------------------------
       2004
       QUARTER ENDING:
       12/31/04                      4                 0                 1
       9/30/04                       7                 1                 1
       6/30/04                       5                 2                 1
       3/31/04                       3                 8                 0
    -----------------------------------------------------------------------------
       2003
       QUARTER ENDING:
       12/31/03                      4                 0                 0
       9/30/03                       6                 3                 0
       6/30/03                      11                 4                 0
       3/31/03                      11                 4                 0
    -----------------------------------------------------------------------------
       2002
       PERIOD ENDING:
       12/31/02*                     9                 5                 0
    -----------------------------------------------------------------------------

   * Commencement of trading October 21, 2002

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees on brokerage charges and (2) ongoing costs, including management fees, distribution (12b-1) fees, administration, custodian and transfer agent fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at April 1, 2006 and held for the six months ended September 30, 2006.

ACTUAL EXPENSES

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second table provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual

STREETTRACKS INDEX SHARES FUNDS
OTHER INFORMATION (CONTINUED)
SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees of $1,500 per transaction to those persons creating or redeeming Creation Units. If you buy or sell streetTRACKS Index Fund Shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees on brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                          BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID
                                                                VALUE             VALUE          DURING PERIOD*
                                                               4/1/06            9/30/06        4/1/06 TO 9/30/06
                                                          -----------------   --------------   -------------------
ACTUAL
  streetTRACKS Dow Jones STOXX 50 Fund..................       $1,000           $1,078.00             $1.72
  streetTRACKS Dow Jones EURO STOXX 50 Fund.............       $1,000           $1,082.70             $1.72
HYPOTHETICAL
(ASSUMING A 5% RETURN BEFORE EXPENSES)
  streetTRACKS Dow Jones STOXX 50 Fund..................       $1,000           $1,023.41             $1.67
  streetTRACKS Dow Jones EURO STOXX 50 Fund.............       $1,000           $1,023.41             $1.67

* Expenses are equal to the Fund's annualized expense ratio of 0.33% and 0.33%, respectively, multiplied by the average account value of the period, multiplied by 183/365.

TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2006:

Percentage of distributions which qualify for the corporate dividends received deduction:

                                                              PERCENTAGE
------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                              0%
streetTRACKS Dow Jones EURO STOXX 50 Fund                         0%

QUALIFIED DIVIDEND INCOME

For the fiscal year ended September 30, 2006, a portion of dividends distributed by the Funds are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual's tax bracket. These amounts are noted below:

                                                              PERCENTAGE
------------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                              82%
streetTRACKS Dow Jones EURO STOXX 50 Fund                        100%

CAPITAL GAINS DISTRIBUTIONS

Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2006.

                                                               AMOUNT
----------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                          $372,861
streetTRACKS Dow Jones EURO STOXX 50 Fund                           --

STREETTRACKS INDEX SHARES FUNDS
OTHER INFORMATION (CONTINUED)
SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

FOREIGN TAX CREDIT

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended September 30, 2006, the total amount of foreign taxes will be passed through are:

                                                               AMOUNT
----------------------------------------------------------------------
streetTRACKS Dow Jones STOXX 50 Fund                          $ 98,996
streetTRACKS Dow Jones EURO STOXX 50 Fund                      980,001

PROXY VOTING POLICIES

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-866-787-2257 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, or on the Funds' website at www.ssgafunds.com. Information regarding how the Funds voted ("SEC") proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request by calling 1-866-787-2257 (toll-free), on the SEC's website, at www.sec.gov, and on the Funds' website at www.ssgafunds.com.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on the Form N-Q. The Funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the form N-Q will be available upon request, without charge, by calling 1-866-787-2257 (toll-free), and on the Funds' website www.ssgafunds.com.

INVESTMENT ADVISORY CONTRACT RENEWAL

At an in-person meeting held on August 23, 2006, the Board of Trustees of the Trust (the "Board") considered renewal of the Investment Advisory Agreement (the "Agreement") between the Trust and SSgA Funds Management, Inc. (the "Adviser") with respect to the series portfolios of the Trust (each a "Fund" and, collectively, the "Funds"). The Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "Independent Trustees") also met separately with their counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by the Adviser and on other materials provided by State Street Bank and Trust Company, the Trust's Administrator, Transfer Agent and Custodian ("State Street"). In deciding whether to renew the Agreement, the Board considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser from its relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale.

First, the Board considered the nature, extent and quality of the services provided by the Adviser. In doing so, they relied on their prior experience with the Trust, the Adviser and State Street, as well as materials provided prior to and at the meeting. The Board reviewed the Advisory Agreements and the Adviser's responsibilities for managing the investment operations of each Fund in accordance with each Fund's investment objective and policies, and the applicable legal and regulatory requirements. They appreciated the relatively unique nature of the Funds, as exchange-traded Funds ("ETFs"), and the experience and expertise of the Adviser with ETFs. The Board considered the background and experience of the Adviser's senior management, including those individuals responsible for the portfolio management and compliance. They also considered the resources, structures and practices of the Adviser in managing the Funds' portfolios and in monitoring and securing each Fund's compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser's best execution procedures and overall investment management business, noting that the Adviser serves a wide range of

STREETTRACKS INDEX SHARES FUNDS
OTHER INFORMATION (CONTINUED)
SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

clients across a broad spectrum of asset classes. The Board looked at the Adviser's general knowledge of the investment business and that of its parent, State Street Global Advisers, with which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world's largest investment management enterprises for indexed products generally and ETFs in particular. The Independent Trustees then determined that the nature, extent and quality of the services provided by the Adviser to the Trust were necessary and appropriate.

The Independent Trustees' reviewed the Funds' performance. They noted that the distinctive indexed investment objective of each of the Funds made the analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively-managed funds. The Board was more concerned with the extent to which each Fund achieved its objective of replicating the total return of the applicable index (index tracking and tracking error). The Board considered that each Fund closely tracked its benchmark index and that the Funds did not generate any taxable gain during the most recent fiscal year. The Independent Trustees then determined that the performance of each Fund was satisfactory.

The Board considered the profitability of the advisory arrangement with the Funds to the Adviser including data on the Funds' historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss with representatives of the Adviser and State Street the methodologies used in computing the costs that formed the bases of the profitability calculations and determined that these methodologies were reasonable. The Independent Trustees concluded that, to the extent that the Adviser's relationship with the Trust had been profitable, the profitability was not excessive.

The Board considered whether the Adviser benefited in other ways from its relationship with the Trust, noting that the Adviser maintains no soft-dollar arrangements in connection with the Trust's brokerage transactions. The Independent Trustees concluded that, to the extent that the Adviser derives other benefits from its relationship with the Trust, those benefits are not so significant as to cause the Adviser's fee to be excessive.

The Independent Trustees determined that the Adviser is likely to realize economies of scale in managing the Funds as assets grow in size. The Independent Trustees further determined that such economies of scale are currently shared with the Funds by way of the low advisory fee and unitary fee structure of the Trust.

The Board evaluated the Funds' unitary fee through the review of comparative information with respect to fees paid by similar funds -- i.e., ETFs tracking sector indexes. The Board also reviewed the expense ratios of the Funds and the unitary fee structure. The Independent Trustees concluded, based on the information presented, that each Fund's fees were fair and reasonable in light of those of their direct competitors. The Board reviewed the universe of similar ETFs for each Fund based upon Lipper Analytical Services and related comparative information. The Board used a Fund by Fund analysis of the data to determine that each Fund's expense ratio was reasonable in light of its peers.

The Independent Trustees' conclusions regarding the Agreement were as follows:
(a) the nature and extent of the services provided by the Adviser were appropriate; (b) the performance, and more importantly, the index tracking, of each Fund had been satisfactory; (c) the Adviser's fees for each Fund and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) the profitability of the Trust's relationship with the Adviser was not excessive; (e) any additional benefits to the Adviser were not of a magnitude materially to affect the Independent Trustees' conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with the Funds.

STREETTRACKS INDEX SHARES FUNDS
OTHER INFORMATION
SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

                                                                                          NUMBER OF
                                           TERM OF OFFICE                                 PORTFOLIOS IN
NAME, ADDRESS AND       POSITION(S)        AND LENGTH OF      PRINCIPAL OCCUPATION(S)     FUND COMPLEX
DATE OF BIRTH           WITH FUNDS         TIME SERVED        DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE
-----------------       -----------        --------------     -----------------------     -------------------
David M. Kelly          Independent        Unlimited          President and CEO, NSCC         55
420 Sabal Palm Lane     Trustee            Elected:           (1983 February 2000) (a
Vero Beach, FL 32963                       July 2004          clearing org.); Vice
10/10/38                                                      Chairman, DTCC
                                                              (1999-February 2000)(a
                                                              depository in the
                                                              United States); Vice
                                                              Chairman and CEO,
                                                              Government Securities
                                                              Clearing Corp.
                                                              (1990-February 2000) (a
                                                              government securities
                                                              clearing company).

Frank Nesvet            Independent        Unlimited          Chief Executive                 55
c/o streetTRACKS Index  Trustee            Elected:           Officer, Libra Group,
Shares Funds                               July 2004          Inc. (1998- present)(a
State Street Financial                                        financial services
Center                                                        consulting company).
One Lincoln Street
Boston, MA 02111
9/24/43

Helen F. Peters         Independent        Unlimited          Professor of Finance,           55
133 South Street        Trustee            Elected:           Carroll School of
Needham, MA 02492                          July 2004          Management, Boston
3/22/48                                                       College (2003-present);
                                                              Dean, Boston College
                                                              (August 2000-2003);
                                                              Partner, Samuelson
                                                              Peters, LLC (1999-
                                                              September 2000).

James E. Ross           Interested         Unlimited          President, SSgA Funds           64
SSgA Funds Management,  Trustee/President  Elected:           Management, Inc.
Inc.                                       President: May     (2005-present);
State Street Financial                     2005,              Principal, SSgA Funds
Center                                     Elected            Management, Inc.
One Lincoln Street                         Trustee:           (2001-2005), Principal,
Boston, MA 02111                           November 2005      State Street Global
6/24/65                                                       Advisors (March 2006 to
                                                              present; Senior
                                                              Managing Director,
                                                              March 2000 to March
                                                              2006) Vice President,
                                                              State Street Bank and
                                                              Trust Company (1998-
                                                              March 2000).

Michael P. Riley        Vice President     Unlimited          Principal, State Street         N/A
SSgA Funds Management,                     Elected:           Global Advisors (2005
Inc.                                       February 2005      to present); Assistant
State Street Financial                                        Vice President, State
Center                                                        Street Bank and Trust
One Lincoln Street                                            Company (2000-2004).
Boston, MA 02111
3/22/69



NAME, ADDRESS AND       OTHER DIRECTORSHIPS
DATE OF BIRTH           HELD BY TRUSTEE
-----------------       -------------------
David M. Kelly          Chicago Stock Exchange
420 Sabal Palm Lane     (Public
Vero Beach, FL 32963    Governor/Director);
10/10/38                Penson Worldwide Inc.
                        (Director); Custodial
                        Trust Co. (Director);
                        streetTRACKS Series
                        Trust (Trustee).

Frank Nesvet            streetTRACKS Series
c/o streetTRACKS Index  Trust (Trustee); The
Shares Funds            Massachusetts Health &
State Street Financial  Education Tax Exempt
Center                  Trust (Trustee).
One Lincoln Street
Boston, MA 02111
9/24/43

Helen F. Peters         Tradeware Global
133 South Street        (Director); BJ's
Needham, MA 02492       Wholesale Clubs
3/22/48                 (Director);
                        streetTRACKS Series
                        Trust (Trustee).

James E. Ross           streetTRACKS Series
SSgA Funds Management,  Trust (Trustee);
Inc.                    Select Sector SPDR
State Street Financial  Trust (Trustee).
Center
One Lincoln Street
Boston, MA 02111
6/24/65

Michael P. Riley                 N/A
SSgA Funds Management,
Inc.
State Street Financial
Center
One Lincoln Street
Boston, MA 02111
3/22/69


STREETTRACKS INDEX SHARES FUNDS
OTHER INFORMATION (CONTINUED)
SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                                           TERM OF OFFICE                                 PORTFOLIOS IN
NAME, ADDRESS AND       POSITION(S)        AND LENGTH OF      PRINCIPAL OCCUPATION(S)     FUND COMPLEX
DATE OF BIRTH           WITH FUNDS         TIME SERVED        DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE
-----------------       -----------        --------------     -----------------------     -------------------
Gary L. French          Treasurer          Unlimited          Senior Vice President,          N/A
State Street Bank and                      Elected:           State Street Bank and
Trust Company                              May 2005           Trust Company (2002-
One Lincoln Street                                            present); Managing
Boston, MA 02111                                              Director, Deutsche Bank
7/4/51                                                        (2001-2002); President,
                                                              UAM Fund Services
                                                              (1995-2001).

Mary Moran Zeven        Secretary          Unlimited          Senior Vice President           N/A
State Street Bank and                      Elected:           and Senior Managing
Trust Company                              July 2004          Counsel, State Street
One Lincoln Street                                            Bank and Trust Company
Boston, MA 02111                                              (2002- present): and
2/27/61                                                       Vice President and
                                                              Counsel, State Street
                                                              Bank and Trust Company
                                                              (2000-2002).

Scott M. Zoltowski      Assistant          Unlimited          Senior Counsel and Vice         N/A
State Street Global     Secretary          Elected:           President, State Street
Advisors                                   November 2004      Global Advisors (2006
One Lincoln Street                                            to present); Vice
Boston, MA 02111                                              President and Counsel,
1/30/69                                                       State Street Bank and
                                                              Trust Company
                                                              (2004-2006); Senior
                                                              Counsel, BISYS, Inc.
                                                              (2001-2004)

Ryan M. Louvar          Assistant          Unlimited          Vice President and              N/A
State Street Bank and   Secretary          Elected:           Counsel, State Street
Trust Company                              October 2006       Bank and Trust Company
2 Avenue de Lafayette                                         (2005- present);
Boston, MA 02111                                              Counsel, BISYS, Inc.
2/18/72                                                       (2000-2005)

John W. Clark           Assistant          Unlimited          Vice President, State           N/A
State Street Bank and   Treasurer          Elected:           Street Bank & Trust
Trust Company                              August 2005        Company (2001-
One Lincoln Street                                            present); Director,
Boston, MA 02111                                              Investors Bank & Trust
3/24/67                                                       Company (1998-2000);
                                                              Assistant Vice
                                                              President, Investors
                                                              Bank & Trust Company
                                                              (1996-1998).

Matthew Flaherty        Assistant          Unlimited          Assistant Vice                  N/A
State Street Bank and   Treasurer          Elected:           President
Trust Company                              May 2005           (2004-present);
One Lincoln Street                                            Assistant Director,
Boston, MA 02111                                              State Street Bank and
2/19/71                                                       Trust Company
                                                              (1994-2004).



NAME, ADDRESS AND       OTHER DIRECTORSHIPS
DATE OF BIRTH           HELD BY TRUSTEE
-----------------       -------------------
Gary L. French                   N/A
State Street Bank and
Trust Company
One Lincoln Street
Boston, MA 02111
7/4/51

Mary Moran Zeven                 N/A
State Street Bank and
Trust Company
One Lincoln Street
Boston, MA 02111
2/27/61

Scott M. Zoltowski               N/A
State Street Global
Advisors
One Lincoln Street
Boston, MA 02111
1/30/69

Ryan M. Louvar                   N/A
State Street Bank and
Trust Company
2 Avenue de Lafayette
Boston, MA 02111
2/18/72

John W. Clark                    N/A
State Street Bank and
Trust Company
One Lincoln Street
Boston, MA 02111
3/24/67

Matthew Flaherty                 N/A
State Street Bank and
Trust Company
One Lincoln Street
Boston, MA 02111
2/19/71


STREETTRACKS INDEX SHARES FUNDS
OTHER INFORMATION (CONTINUED)
SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                                           TERM OF OFFICE                                 PORTFOLIOS IN
NAME, ADDRESS AND       POSITION(S)        AND LENGTH OF      PRINCIPAL OCCUPATION(S)     FUND COMPLEX
DATE OF BIRTH           WITH FUNDS         TIME SERVED        DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE
-----------------       -----------        --------------     -----------------------     -------------------
Chad Hallett            Assistant          Unlimited          Assistant Vice                  N/A
State Street Bank and   Treasurer          Elected:           President, State Street
Trust Company                              May 2006           Bank and Trust Company
One Lincoln Street                                            (2003- present);
Boston, MA 02111                                              Assistant Director,
01/28/69                                                      State Street Bank and
                                                              Trust Company
                                                              (2001-2003).

Peter A. Ambrosini      Chief Compliance   Unlimited          Senior Principal and            N/A
SSgA Funds Management,  Officer            Elected:           Chief Compliance and
Inc.                                       May 2004           Risk Management
State Street Financial                                        Officer, SSgA Funds
Center                                                        Management, Inc.
One Lincoln Street                                            (2001-present);
Boston, MA 02111                                              Managing Director,
12/17/43                                                      PricewaterhouseCoopers
                                                              (1986-2001).


NAME, ADDRESS AND       OTHER DIRECTORSHIPS
DATE OF BIRTH           HELD BY TRUSTEE
-----------------       -------------------
Chad Hallett                     N/A
State Street Bank and
Trust Company
One Lincoln Street
Boston, MA 02111
01/28/69

Peter A. Ambrosini               N/A
SSgA Funds Management,
Inc.
State Street Financial
Center
One Lincoln Street
Boston, MA 02111
12/17/43

streetTRACKS(R) INDEX SHARES FUNDS


TRUSTEES
David M. Kelly
Frank Nesvet
Helen F. Peters
James E. Ross

OFFICERS
James E. Ross, President
Michael P. Riley, Vice President
Gary L. French, Treasurer
Mary Moran Zeven, Secretary
Scott M. Zoltowski, Assistant Secretary
Ryan M. Louvar, Assistant Secretary
John W. Clark, Assistant Treasurer
Chad C. Hallet, Assistant Treasurer
Matthew W. Flaherty, Assistant Treasurer
Peter Ambrosini, Chief Compliance Officer

INVESTMENT MANAGER
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, MA 02111

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

LEGAL COUNSEL
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

streetTRACKS are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of NASD, SIPC, and the Boston Stock Exchange.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor by calling 1-866-787-2257 or visiting WWW.SSGAFUNDS.COM Please read the prospectus carefully before you invest.

The investment return and principal value of an investment in the streetTRACKS funds will f luctuate in value, so that when shares are sold or redeemed they may be worth more or less than when they were purchased.

ETFs trade like stocks, are subject to investment risk and will fluctuate in value.

International investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

In general, streetTRACKS shares can be expected to move up or down in value with the value of the applicable index. Although streetTRACKS shares may be bought and sold on the exchange through any brokerage account, streetTRACKS shares are not individually redeemable from the Fund. Investors may acquire streetTRACKS and tender them for redemption through the Fund in Creation Unit Aggregations only. Please see the prospectus for more details.

streetTRACKS are not sponsored, endorsed, sold, or promoted by Dow Jones & Company, Time Inc., ("Dow Jones") Dow Jones does not make any representation regarding the advisability of investing in streetTRACKS. streetTRACKS are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC is a member of NASD, SIPC, and the Boston Stock Exchange. References to State Street may include State Street Corporation and its affiliates. Shares of the streetTRACKS funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. streetTRACKS shares are subject to investment risks, including possible loss of the principal invested. The streetTRACKS funds pay State Street for its services as investment advisor, custodian, transfer agent and shareholder servicing agent.

For more information on streetTRACKS, or to obtain a prospectus, call:

1-866-787-2257

or visit

WWW.SSGAFUNDS.COM

Please read the prospectus carefully before you invest or send money.



(STATE STRET GLOBAL ADVISORS LOGO)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has one Board member serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert."

     (2) Frank Nesvet is the registrant's audit committee financial expert. The Board also determined that Mr. Nesvet is not an "interested person(s)" of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

For the fiscal years ending September 30, 2006 and September 30, 2005, the aggregate audit fees billed for professional services rendered by the principal accountant were $38,800 and $34,800, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant's registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; and (4) issuance of a Report on Internal Control for inclusion in the registrant's Form N-SAR.

(b) Audit-Related Fees.

For the fiscal years ending September 30, 2006 and September 30, 2005, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending September 30, 2006 and September 30, 2005, the aggregate tax fees billed for professional services rendered by the principal accountant were $14,800 and $13,000, respectively. Services included the review of the registrant's federal, state and local income, franchise and other tax returns.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2006 and September 30, 2005.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

     a. The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

                           or

     b. The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee's responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

     c. De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

     d. Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

     e. Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through
(d) of this Item were approved by the registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ending September 30, 2006 and September 30, 2005, the aggregate non-audit fees billed by PwC for services rendered to the Trust and SSgA Funds Management, Inc. (the "Adviser") and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were $3,475,000 and $4,578,000, respectively.

(h) Not applicable.

ITEM 5. DISCLOSURE OF AUDIT COMMITTEES FOR LISTED COMPANIES.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant's audit committee are Frank Nesvet, David Kelly and Helen Peters.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, James Ross, the registrant's President and Principal Executive Officer, and Gary L. French, the registrant's Treasurer and Principal Financial Officer, reviewed the registrant's disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and French determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

streetTRACKS(R) Index Shares


By:       /s/ James Ross
         ----------------------------------------------
         James Ross
         President and Principal Executive Officer

Date:    November 20, 2006
         ----------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ James Ross
         ----------------------------------------------
         James Ross
         President and Principal Executive Officer

Date:    November 20, 2006
         ----------------------------------------------

By:      /s/ Gary L. French
         ----------------------------------------------
         Gary L. French
         Treasurer and Principal Financial Officer

Date:    November 20, 2006
         ----------------------------------------------